STATE OF NEVADA

BARBARA K. CEGAVSKE
Secretary of State

KIMBERLEY PERONDI
Deputy Secretary for
Commercial Recordings

OFFICE OF THE
SECRETARY OF STATE

Commercial Recordings & Notary Division
202 N. Carson Street
Carson City, NV 89701
Telephone (775) 684-5708
Fax (775) 684-7138

North Las Vegas City Hall
2250 Las Vegas Blvd North, Suite 400
North Las Vegas, NV 89030
Telephone (702) 486-2880
Fax (702) 486-2888

michelle Dooley
4544 W Russell Road Suite E
Las Vegas, NV 89118, USA

Work Order #: W2022091301277
September 13, 2022
Receipt Version: 1

Special Handling Instructions:

Submitter ID: 621683

Charges

Description	Fee Description	Filing Number	Filing Date/Time	Filing Status	Qty	Price	Amount
Articles of Incorporation-For-Profit • 190,000,000@0.001 Common = $190,000.00 • 10,000,000@0.001 Preferred = $10,000.00 • # Of No Par Values Shares 0 • Authorized Value $200,000.00	Fees	20222611314	9/13/2022 1:01:09 PM	InternalReview	1	$175.00	$175.00
Initial List	Fees	20222611316	9/13/2022 1:01:09 PM	InternalReview	1	$150.00	$150.00
Initial List	Business License Fee	20222611316	9/13/2022 1:01:09 PM	InternalReview	1	$500.00	$500.00
Total							$825.00

Payments

Type	Description	Payment Status	Amount
Credit Card	6630992724066804303280	Success	$825.00
Total			$825.00

Credit Balance: $0.00

michelle Dooley
4544 W Russell Road Suite E
Las Vegas, NV 89118, USA

STATE OF NEVADA

BARBARA K. CEGAVSKE
Secretary of State

KIMBERLEY PERONDI
Deputy Secretary for
Commercial Recordings

OFFICE OF THE
SECRETARY OF STATE

Commercial Recordings & Notary Division
202 N. Carson Street
Carson City, NV 89701
Telephone (775) 684-5708
Fax (775) 684-7138

North Las Vegas City Hall
2250 Las Vegas Blvd North, Suite 400
North Las Vegas, NV 89030
Telephone (702) 486-2880
Fax (702) 486-2888

michelle Dooley
4544 W Russell Road Suite E
Las Vegas, NV 89118, USA

Work Order #: W2022091301277
September 13, 2022
Receipt Version: 1

Special Handling Instructions:

Submitter ID: 621683

Charges

Description	Fee Description	Filing Number	Filing Date/Time	Filing Status	Qty	Price	Amount
Articles of Incorporation-For-Profit • 190,000,000@0.001 Common = $190,000.00 • 10,000,000@0.001 Preferred = $10,000.00 • # Of No Par Values Shares 0 • Authorized Value $200,000.00	Fees	20222611314	9/13/2022 1:01:09 PM	InternalReview	1	$175.00	$175.00
Initial List	Fees	20222611316	9/13/2022 1:01:09 PM	InternalReview	1	$150.00	$150.00
Initial List	Business License Fee	20222611316	9/13/2022 1:01:09 PM	InternalReview	1	$500.00	$500.00
Total							$825.00

Payments

Type	Description	Payment Status	Amount
Credit Card	6630992724066804303280	Success	$825.00
Total			$825.00

Credit Balance: $0.00

michelle Dooley
4544 W Russell Road Suite E
Las Vegas, NV 89118, USA

BARBARA K. CEGAVSKE
Secretary of State

KIMBERLEY PERONDI
Deputy Secretary for
Commercial Recordings

STATE OF NEVADA

OFFICE OF THE
SECRETARY OF STATE

Commercial Recordings Division
202 N. Carson Street
Carson City, NV 89701
Telephone (775) 684-5708
Fax (775) 684-7138

North Las Vegas City Hall
2250 Las Vegas Blvd North, Suite 400
North Las Vegas, NV 89030
Telephone (702) 486-2880
Fax (702) 486-2888

Business Entity - Filing Acknowledgement

09/13/2022

Work Order Item Number:	W2022091301277 - 2375839
Filing Number:	20222611314
Filing Type:	Articles of Incorporation-For-Profit
Filing Date/Time:	09/13/2022 13:01:09 PM
Filing Page(s):	3

Indexed Entity Information:

Entity ID: E26113152022-0 **Entity Name:** Gameverse Interactive Corp

Entity Status: Active **Expiration Date:** None

Non-Commercial Registered Agent
John Gulyas
4544 W Russell Road Suite E, Las Vegas, NV 89118, USA

The attached document(s) were filed with the Nevada Secretary of State, Commercial Recording Division. The filing date and time have been affixed to each document, indicating the date and time of filing. A filing number is also affixed and can be used to reference this document in the future.

Respectfully,

Barbara K. Cegavske

BARBARA K. CEGAVSKE
Secretary of State

BARBARA K. CEGAVSKE
Secretary of State

KIMBERLEY PERONDI
Deputy Secretary for
Commercial Recordings

STATE OF NEVADA

OFFICE OF THE
SECRETARY OF STATE

Commercial Recordings Division
202 N. Carson Street
Carson City, NV 89701
Telephone (775) 684-5708
Fax (775) 684-7138

North Las Vegas City Hall
2250 Las Vegas Blvd North, Suite 400
North Las Vegas, NV 89030
Telephone (702) 486-2880
Fax (702) 486-2888

Business Entity - Filing Acknowledgement

09/13/2022

Work Order Item Number:	W2022091301277 - 2375840
Filing Number:	20222611316
Filing Type:	Initial List
Filing Date/Time:	09/13/2022 13:01:09 PM
Filing Page(s):	2

Indexed Entity Information:

Entity ID: E26113152022-0

Entity Name: Gameverse Interactive Corp

Entity Status: Active

Expiration Date: None

Non-Commercial Registered Agent
John Gulyas
4544 W Russell Road Suite E, Las Vegas, NV 89118, USA

The attached document(s) were filed with the Nevada Secretary of State, Commercial Recording Division. The filing date and time have been affixed to each document, indicating the date and time of filing. A filing number is also affixed and can be used to reference this document in the future.

Respectfully,

Barbara K. Cegavske

BARBARA K. CEGAVSKE
Secretary of State

BARBARA K. CEGAVSKE
Secretary of State
202 North Carson Street
Carson City, Nevada 89701-4201
(775) 684-5708
Website: www.nvsos.gov
www.nvsilverflume.gov

Filed in the Office of	Business Number E26113152022-0
Barbara K. Cegavske (signature)	Filing Number 20222611314
Secretary of State	Filed On 09/13/2022 13:01:09 PM
State Of Nevada	Number of Pages 3

Formation - Profit Corporation

☑ NRS 78 - Articles of Incorporation Profit Corporation ☐ NRS 80 - Foreign Corporation ☐ NRS 89 - Articles of Incorporation Professional Corporation

☐ 78A Formation - Close Corporation

(Name of closed corporation MUST appear in the below heading)

Articles of Formation of ______________________ **a close corporation (NRS 78A)**

TYPE OR PRINT - USE DARK INK ONLY - DO NOT HIGH LIGHT

1. Name of Entity: (If foreign, name in home jurisdiction)

Gameverse Interactive Corp

2. Registered Agent for Service of Process: (Check only one box)

☐ Commercial Registered Agent (name only below) ☑ Noncommercial Registered Agent (name and address below) ☐ Office or position with Entity (title and address below)

John Gulyas
Name of Registered Agent **OR** Title of Office or Position with Entity

4544 W Russell Road, Suite E	Las Vegas	Nevada	89118
Street Address	City		Zip Code
		Nevada	
Mailing Address (If different from street address)	City		Zip Code

2a. Certificate of Acceptance of Appointment of Registered Agent:

I hereby accept appointment as Registered Agent for the above named Entity. If the registered agent is unable to sign the Articles of Incorporation, submit a separate signed Registered Agent Acceptance form.

X JOHN GULYAS 09/13/2022
Authorized Signature of Registered Agent or On Behalf of Registered Agent Entity **Date**

3. Governing Board: (NRS 78A, close corporation only, check one box; if yes, complete article 4 below)

This corporation is a close corporation operating with a board of directors ☐ Yes **OR** ☑ No

4. Names and Addresses of the Board of Directors/ Trustees or Stockholders

(NRS 78: Board of Directors/ Trustees is required.

NRS 78a: Required if the Close Corporation is governed by a board of directors.

NRS 89: Required to have the Original stockholders and directors. A certificate from the regulatory board must be submitted showing that each individual is licensed at the time of filing. See instructions)

	Name	Address	City	State	Zip Code
1)	JOHN GULYAS	2505 PROVENCE CIRCLE	Weston	FL	33327
2)	JORDAN THAU	7088 SIENA COURT	Boca Raton	FL	33433
3)	JARED THAU	7088 SIENA COURT	BOCA RATON	FL	33433
4)	JOHN CANNATA	28020 OAK LANE	Bonita Springs	FL	34135
5)	JONATHAN THAU	7088 SIENA COURT	Boca Raton	FL	33433

5. Jurisdiction of Incorporation: (NRS 80 only)	**5a.** Jurisdiction of incorporation:	**5b.** I declare this entity is in good standing in the jurisdiction of its incorporation. ☐

BARBARA K. CEGAVSKE
Secretary of State
202 North Carson Street
Carson City, Nevada 89701-4201
(775) 684-5708
Website: www.nvsos.gov
www.nvsilverflume.gov

Formation - profit Corporation

Continued, Page 2

6. Benefit Corporation: (For NRS 78, NRS 78A, and NRS 89, optional. See instructions.)	By selecting "Yes" you are indicating that the corporation is organized as a benefit corporation pursuant to NRS Chapter 78B with a purpose of creating a general or specific public benefit. The purpose for which the benefit corporation is created must be disclosed in the below purpose field. **Yes** ☐
7. Purpose/Profession to be practiced: (Required for NRS 80, NRS 89 and any entity selecting Benefit Corporation. See instructions.)	ANY AND ALL LAWFUL BUSINESS
8. Authorized Shares: (Number of shares corporation is authorized to issue)	Number of common shares with Par value: 190000000.0 Par value: $ .001 Number of preferred shares with Par value: 10000000.0 Par value: $ .001 Number of shares with no par value: 0 If more than one class or series of stock is authorized, please attach the information on an additional sheet of paper.
9. Name and Signature of: Officer making the statement or Authorized Signer for NRS 80. **Name, Address and Signature of the Incorporator** for NRS 78, 78A, and 89. NRS 89 - Each Organizer/ Incorporator must be a licensed professional.	**I declare, to the best of my knowledge under penalty of perjury, that the information contained herein is correct and acknowledge that pursuant to NRS 239.330, it is a category C felony to knowingly offer any false or forged instrument for filing in the Office of the Secretary of State.** Name: JOHN GULYAS — Country: United States Address: 2505 PROVENCE CIRCLE — City: Weston — State: FL — Zip/Postal Code: 33327 X JOHN GULYAS (attach additional page if necessary)

AN INITIAL LIST OF OFFICERS MUST ACCOMPANY THIS FILING

Please include any required or optional information in space below:
(attach additional page(s) if necessary)

BARBARA K. CEGAVSKE
Secretary of State
202 North Carson Street
Carson City, Nevada 89701-4201
(775) 684-5708
Website: www.nvsos.gov
www.nvsilverflume.gov

Initial List and State Business License Application

Initial List Of Officers, Managers, Members, General Partners, Managing Partners, or Trustees:

Gameverse Interactive Corp

NAME OF ENTITY

TYPE OR PRINT ONLY - USE DARK INK ONLY - DO NOT HIGHLIGHT

IMPORTANT: *Read instructions before completing and returning this form.*

Please indicate the entity type (check only one):

Filed in the Office of	Business Number **E26113152022-0**
Barbara K. Cegavske	Filing Number **20222611316**
Secretary of State State Of Nevada	Filed On **09/13/2022 13:01:09 PM**
	Number of Pages **2**

- [x] Corporation
  - [ ] This corporation is publicly traded, the Central Index Key number is:
- [ ] Nonprofit Corporation (see nonprofit sections below)
- [ ] Limited-Liability Company
- [ ] Limited Partnership
- [ ] Limited-Liability Partnership
- [ ] Limited-Liability Limited Partnership (if formed at the same time as the Limited Partnership)
- [ ] Business Trust

Additional Officers, Managers, Members, General Partners, Managing Partners, Trustees or Subscribers, may be listed on a supplemental page.

CHECK ONLY IF APPLICABLE

Pursuant to NRS Chapter 76, this entity is exempt from the business license fee.

- [ ] 001 - Governmental Entity
- [ ] 006 - NRS 680B.020 Insurance Co, provide license or certificate of authority number

For nonprofit entities formed under NRS chapter 80: entities without 501(c) nonprofit designation are required to maintain a state business license, the fee is $200.00. Those claiming and exemption under 501(c) designation must indicate by checking box below.

- [ ] Pursuant to NRS Chapter 76, this entity is a 501(c) nonprofit entity and is exempt from the business license fee. Exemption Code 002

For nonprofit entities formed under NRS Chapter 81: entities which are Unit-owners' association or Religious, Charitable, fraternal or other organization that qualifies as a tax-exempt organization pursuant to 26 U.S.C $ 501(c) are excluded from the requirement to obtain a state business license. Please indicate below if this entity falls under one of these categories by marking the appropriate box. If the entity does not fall under either of these categories please submit $200.00 for the state business license.

- [ ] Unit-owners' Association
- [ ] Religious, charitable, fraternal or other organization that qualifies as a tax-exempt organization pursuant to 26 U.S.C. $501(c)

For nonprofit entities formed under NRS Chapter 82 and 80:__**Charitable Solicitation Information - check applicable box**__

Does the Organization intend to solicit charitable or tax deductible contributions?

- [ ] No - no additional form is required
- [ ] Yes - the *Charitable Solicitation Registration Statement* is required.
- [ ] The Organization claims exemption pursuant to NRS 82A 210 - the *Exemption From Charitable Solicitation Registration Statement* is required

****Failure to include the required statement form will result in rejection of the filing and could result in late fees.****

BARBARA K. CEGAVSKE
Secretary of State
202 North Carson Street
Carson City, Nevada 89701-4201
(775) 684-5708
Website: www.nvsos.gov
www.nvsilverflume.gov

Initial List and State Business License Application - Continued

Officers, Managers, Members, General Partners, Managing Partners or Trustees:

CORPORATION, INDICATE THE DIRECTOR:

Name	Country
JOHN GULYAS	USA

Address	City	State	Zip/Postal Code
2505 PROVENCE CIRCLE	Weston	FL	33327

CORPORATION, INDICATE THE CEO:

Name	Country
JARED THAU	USA

Address	City	State	Zip/Postal Code
7088 SIENA COURT	Boca Raton	FL	33433

CORPORATION, INDICATE THE DIRECTOR:

Name	Country
JORDAN THAU	USA

Address	City	State	Zip/Postal Code
7088 SIENA COURT	Boca Raton	FL	33433

CORPORATION, INDICATE THE COO:

Name	Country
JOHN CANNATA	USA

Address	City	State	Zip/Postal Code
28020 OAK LANE	Bonita Springs	FL	34135

CORPORATION, INDICATE THE DIRECTOR:

Name	Country
JONATHAN THAU	USA

Address	City	State	Zip/Postal Code
7088 SIENA COURT	Boca Raton	FL	33433

None of the officers and directors identified in the list of officers has been identified with the fraudulent intent of concealing the identity of any person or persons exercising the power or authority of an officer or director in furtherance of any unlawful conduct.

I declare, to the best of my knowledge under penalty of perjury, that the information contained herein is correct and acknowledge that pursuant to NRS 239.330, it is a category C felony to knowingly offer any false or forged instrument for filing in the office of the Secretary of State.

X JOHN GULYAS

Signature of Officer, Manager, Managing Member, General Partner, Managing Partner, Trustee, Member, Owner of Business, Partner or Authorized Signer *FORM WILL BE RETURNED IF UNSIGNED*

Title	Date
Director	09/13/2022

SECRETARY OF STATE

STATE OF NEVADA

DOMESTIC CORPORATION (78) CHARTER

I, BARBARA K. CEGAVSKE, the duly qualified and elected Nevada Secretary of State, do hereby certify that **Gameverse Interactive Corp** did, on 09/13/2022, file in this office the original Articles of Incorporation-For-Profit that said document is now on file and of record in the office of the Secretary of State of the State of Nevada, and further, that said document contains all the provisions required by the law of the State of Nevada.

IN WITNESS WHEREOF, I have hereunto set my hand and affixed the Great Seal of State, at my office on 09/13/2022.

Barbara K. Cegavske

BARBARA K. CEGAVSKE
Secretary of State

Certificate
Number: B202209132998019

You may verify this certificate online at http://www.nvsos.gov

SECRETARY OF STATE

STATE OF NEVADA

NEVADA STATE BUSINESS LICENSE

Gameverse Interactive Corp

Nevada Business Identification # NV20222566786
Expiration Date: 09/30/2023

In accordance with Title 7 of Nevada Revised Statutes, pursuant to proper application duly filed and payment of appropriate prescribed fees, the above named is hereby granted a Nevada State Business License for business activities conducted within the State of Nevada.
Valid until the expiration date listed unless suspended, revoked or cancelled in accordance with the provisions in Nevada Revised Statutes. License is not transferable and is not in lieu of any local business license, permit or registration.
License must be cancelled on or before its expiration date if business activity ceases. Failure to do so will result in late fees or penalties which, by law, cannot be waived.

IN WITNESS WHEREOF, I have hereunto set my hand and affixed the Great Seal of State, at my office on 09/13/2022.

BARBARA K. CEGAVSKE
Secretary of State

Certificate Number: B202209132998020
You may verify this certificate online at http://www.nvsos.gov